Exhibit 99.1

Proprietary Cell Products for
Tissue Regeneration
Investor Presentation March, 2005 (Nasdaq:ASTM)

SAFE HARBOR
z This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial timing and results, potential market opportunities and revenue models, market development plans, anticipated key milestones and potential advantages and applications of the AastromReplicell® System and related products, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations containedin the forward-looking statements.
z Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, competitive conditions and availability of resources.
z These and other significant factors are discussed in greater detail in Aastrom’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Summary
z Emerging as a leading tissue regeneration company
z Proprietary bone marrow stem cell products: Tissue Repair Cells
z Business model based on clinical experience and ability to apply TRCs to multiple markets
z Phase II-level trials now active for two bone graft indications, with third planned in 2005
z Additional Phase II-level trial for diabetic limb ischemia expected to begin in 2005
z Multiple clinical milestones expected over next 12-18 months
z Good financial position

Capturing the Therapeutic Potential of Bone Marrow Stem Cells
Regenerate tissues with stem cells grown from bone marrow collected from the patient...

What's Unique About Aastrom

Proprietary adult *stem cells* and industry-unique *manufacturing capability*...

Proprietary Tissue Repair Cells



AastromReplicell System



- Bone marrow-derived adult stem & progenitor cells (non-embryonic)
- Bone, vascular, blood, cartilage and adipose forming capability
- Produced *ex vivo* with patented single-pass perfusion technology
- Proven safety and tissue generation in > 180 patients

- Cell production automation with GMP compliance
- 12-day fixed production cycle
- Scalable
- Point of care or centralized manufacturing capability

... the *Transformation of Technology into Products*

Aastrom BIOSCIENCES INC

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Tissue Repair Cells
Maximizing Regenerative Capability
Early Stem Multi-Lineage Precursor Mature Late
Stage Cells Progenitor Cells Cells Cells Stage
Bone
Marrow
Aastrom’s
TRCs
Typical
Cultured
Cells
Best Regeneration Effectiveness Least

Aastrom Tissue Repair Cell Product
New Capability in Tissue Regeneration
Natural Tissue
Bone Marrow Regeneration
Derived Cells Process
TRCs Multi-Lineage z Bone
Stem/Progenitor z Vascular
Cells z Others
z BMPs
Growth
Factor z VEGF
Production z SCGF
z Others

Tissue Repair Cells:
How The Process Works
Small aspirate Cells go to TRCs produced in TRCs used to generate collected from patient production lab AastromReplicell System healthy tissues
TRC products are designed
to generate revenue
just like pharmaceuticals $

Aastrom’s Business Model
Transforming Cells into Products
Bone Grafting
· Fractures
· Jaw Reconstruction
· Spine Fusion
TRCs Limb
Ischemia
Future
Tissue Repair Cell Patient-Specific Cell
·
Products Developed for Manufacturing and Percutaneous Bone Treatments
Multiple Indications Distribution
· Cardiac Ischemia
· Cartilage
Aastrom Core Development
Business Infrastructure & Marketing Alliances

Development Pipeline Research Preclinical Clinical Market Comments Bone Grafting Long bone fractures U.S. Phase I/II Trial enrolling at 4 sites Europe Enrolling –Spain & Germany Jaw reconstruction Enrolling –Spain (Sinus lift for dental implants)
Spine fusions Clinical protocol in development
Vascular Tissue
Peripheral limb ischemia Pending Agreement with HDZ –Germany
Cardiac ischemia Animal model underway
Cartilage
Joint reconstruction Cartilage from TRCs established
Cell Production Products
Dendritic cell vaccine production;
DC-I, DCV-I and DCV-II Kits CE Marked Available in U.S. and EU
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Aastrom Tissue Repair Cells

Active Lead Product Indications

Product	Applications	Applicable Market Size (Patients) *	Clinical Status
Bone Grafting			
• Fracture	Long bone fractures	120,000	U.S./EU: Active
• Jaw	Sinus lift	205,000	EU: Active
• Spine	Spine fusions	330,000	Preclinical
Vascular Tissue			
• Ischemia	Diabetic limb ischemia	560,000	Pending

* Sources: Datamonitor 2002; Millennium Research Group CY2009 projections; U.S. Census 2000; United Nations 2002 World Population Report; Weitz JI, Byrne J, Clagett P, et al. Diagnosis and Treatment of Chronic Arterial Insufficiency of the Lower Extremities: A Critical Review. Circulation 1996; 94: 3026-49. *(U.S., Europe and Japan)*

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Aastrom BIOSCIENCES INC

Potential for TRCs in Bone Grafting
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Bone Graft Product Comparison Conceptual Model for Severe Indications Therapy Effectiveness Morbidity Cells Autograft +++ high ++ (Gold Standard)
Synthetic low to no
Matrix high
Allograft/DBM + low to
no
Alternatives Matrix (variable) high
BMP ++ n/a no
Aastrom TRCs low +++
+++ (+)
(+ Matrix)
DBM = Demineralized Bone Matrix BMP = Bone Morphogenic Proteins
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Bone Graft Market
Conceptual Product Use Model
Bone Injury Scale Non-Union
Fracture
Basic or
Fracture Low Range of Severity High
Multi-Level
Spine
Fixation Fusion Lead Matrix Products
Treatment BMPs
Approach Autograft Aastrom TRCs
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Bone Graft Market Opportunity
Global Market: 2 Million Bone Grafts Annually
TRC s
5% of Autograft
> $200 Million
Synthetics
Opportunity
16%
BMPs
9% Autograft
48%
Allograft
&
DBM
27%
Source: Millennium Research Group CY2009 projections (U.S., Europe and Japan)
BMP = Bone MorphogenicProteins
DBM = Demineralized Bone Matrix
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TRCs for Bone Grafting
Bone Fracture Indications
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Bone Graft Clinical Plan
Bone Fracture Indications
z EU
– Lead studies underway in Spain and Germany
– First phase (6 treatments) completed in Barcelona; trial
expanding based on progressive healing and safety results
– Process logistics working well z United States
– Phase I/II multi-center trial; IND approved by FDA
– Safety milestone achieved, allowed to expand to fresh and
long-term non-union fractures
– Four sites currently active; 1 more expected by mid-CY2005
– 20 patient target
– If results acceptable, plan to move to Phase III
17

TRCs and Matrix
Combining TRCs and Matrix Micrograph of TRCs in Matrix
200ƒÊ m
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Non-Union Fracture Trial Candidate Patient X-Rays * Point of Fracture
* Clinical Situation: Non-union fracture of humerus which failed fixation and autograft (> 8 months)
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Non-Union Fracture Trial
Fracture Site with Previous Fixation Removed
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Non-Union Fracture Trial
Fracture Site with New Fixation Applied
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Non-Union Fracture Trial
TRCs and Matrix Applied at Fracture Site
TRCs
and
Matrix
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Non-Union Fracture Trial
Post-Treatment Patient Recovery (4 Months)
Fracture
Site
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TRCs for Bone Grafting
Jaw Reconstruction Indication
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Bone Graft Clinical Plan
Jaw Reconstruction Indication
z EU
– Lead trial for dental implant (sinus lift) initiated in Spain
– 5 patient study; enrollment complete
– Bone formation measured by biopsy/histology and compared to standard bone graft approach in same patient
– Expect results by end of 2Q CY2005 z United States
– Hold until EU trial data available
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TRCs for Vascular Tissue
Limb Ischemia Indication
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Limb Ischemia (Veins and Arteries)
Rationale for TRC Development
z Large market opportunity, with limited therapeutic competition
– Diabetic and Buerger’s disease patients
– Targeted 2 million patients in need of surgery for severe limb ischemia
– Reimbursement levels are high for interventional treatments
z
Published clinical results suggest effectiveness of large volume bone marrow for limb ischemia
–Similar reports for cardiac ischemia z TRCs ready to go to trial
– TRC’s vascular lineage capability demonstrated in vitro
– Leverage existing infrastructure established for bone grafting
– TRCs shown as effective substitute for large volume bone marrow in BMT indication (Aastrom trials)
Source: Millennium Research Group CY2009 projections (U.S., Europe and Japan) BMT = Bone Marrow Transplantation
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Limb Ischemia
Effect of Large Volume Bone Marrow
Sources: Lancet 360: 427-435, 2002 (left panel)
Eur J. Vasc Endovasc Surg 00, 1-3, 2002 (right panel)
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Vascular Tissue Clinical Plan
Limb Ischemia Indication z EU
– Clinical trial agreement with HDZ in Bad Oeynhausen, Germany – Cell manufacturing license process initiated – Patient accrual expected to begin mid-CY2005
z United States
– Phase I NIH grant supported circulation ischemia research – Vascular forming capability of TRCs demonstrated – Pursuing grants for further research development
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Partnering
z 2003 alliance with
– Largest provider of allograft tissue matrix (>$250 million revenue)
– Companies both contribute to development and clinical expenses for products that combine TRCs and MTF matrix
– Companies sell their own products and coordinate marketing
z Targeting other relationship(s) for synthetic matrix
z Targeting other marketing partners for each indication
– Fracture; Jaw; Spine; Vascular
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Aastrom Balance Sheet Data
(December 2004 –Proforma *) z Cash and Investments $37,500,000
z Total Assets $39,400,000
z Shareholders’Equity $38,800,000
z Average Cash Usage Per Month $1,000,000
* Includes $12 million gross proceeds from an equity transaction in
January 2005, and $2.9 million gross proceeds from previously 31 issued warrants exercised through February 3, 2005

Proprietary Cell Products for Tissue Regeneration
Investor Presentation March, 2005 (Nasdaq:ASTM)